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                                 GAM FUNDS, INC.

                       SUPPLEMENT DATED NOVEMBER 21, 2002

                   TO THE PROSPECTUS DATED APRIL 30, 2002 AND
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002

At a meeting held on October 23, 2002, the Board of Directors of GAM Funds, Inc. (the "Company") re-named the GAM American Focus Long/Short Fund series of GAM Funds, Inc. as GAM GABELLI LONG/SHORT FUND.

Therefore, applicable references to the GAM American Focus Long/Short Fund in the GAM Funds, Inc. Prospectus dated April 30, 2002 and the Statement of Additional Information dated April 30, 2002 are hereby replaced with "GAM Gabelli Long/Short Fund."

In addition to the name change described above, the Board of Directors, at the October 23, 2002 meeting, approved the use of short selling by the GAM Europe Fund. In connection with this change, the Prospectus is amended as follows:

On page 32, the following paragraph is added as the third paragraph under the heading "STRATEGIES":

The Fund may from time to time engage in short selling of securities. Short selling is an investment technique wherein the Fund sells a security it does not own anticipating a decline in the market value of the security. Losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The frequency of short sales will vary substantially under different market conditions, and no specified portion of Fund assets as a matter of practice will be committed to short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets.

Please refer to the Statement of Additional Information for a more detailed discussion of short selling, including a more detailed discussion of the risks involved. To the extent the Statement of Additional Information does not include the GAM Europe Fund in the discussion of "Short-Selling" at pages 7 and 8, as well as at page 9, with respect to "Non-Fundamental Investment Restrictions," it is hereby amended to be consistent with this Supplement.


THE INFORMATION CONTAINED IN THIS SUPPLEMENT SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUPPLEMENT DATED OCTOBER 15, 2002. PLEASE BE SURE TO RETAIN BOTH SUPPLEMENTS WITH YOUR PROSPECTUS.



Supplement dated:  November 21, 2002




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